collis signed copy 2008.txt
POWEROF ATTORNEY

Know all by these presents, that the undersigned hereby
constitutes and appoints each of Lisa Wanstreet- and Eric
Tichenor, signing singly, the undersigned's true and lawful
attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
MVB Financial Corp. (the "Company"),Forms 3, 4, and 5
in accordance with section l-6(a) of the Securities
Exchange Act of l934and the rules thereunder;

(2) do and perform any and a11 acts for and on behalf of
the undersigned which maybe necessary or desirable to
complete and executeany such Form 3, 4, or 5 and
timely file such form with the united states securities
and exchange commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
connection with the foreqoinq which, in the ooinion of
such attorney-in-fact, may be of benefit to in the
best interest of, or leqally required bv the
undersigned, i t being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and
thing whatsoever requsite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersiqned miqht or could do if personally preseht, with full power of substitution or revocation, hereby ratifying and confirming all I that such attorney-in-fact, or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to compiy with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the holdinqs of and transactions in securities issued by the-company, unless earlier revoked by the undersigned writing delivered to the foregoing attorneys-in-fact.

IN WITNESSWHEREOF, the undersiqned has caused this Power of Attorney to be executed as of this 20th day of May, 2008.

/s/ Berniece D. Collis
Signature